Certain portions of this Exhibit 10(l) have been omitted based upon a request for confidential treatment with the Securities and Exchange Commission. The confidential portions have been filed with the Securities and Exchange Commission. On pages which are marked "Page 11 of 80" through "Page 30 of 80", information under columns entitled "Unit Price", "Est. Unit Price" and "Amount" have been omitted. Omitted material on such pages is marked with an asterisk (*).


     SOLICITATION, OFFER AND AWARD/CONTRACT

 1.  THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

          RATING                  PAGE OF PAGES
          DO-A1                      1 | 80

 2.  CONTRACT (Proc.Inst.Ident.) NO.
          N00019-96-D-2047

 3.  EFFECTIVE DATE
      961001

 4.  REQUISITION/PURCHASE REQUEST/PROJECT NO.
          N00019-96-PR-50071

 5.  ISSUED BY              CODE N00019

     Naval Air Systems Command, AIR-2.5.3
     Mailstop 34, Naval Air Station
     Patuxent River, MD 20670-5449
     AIR-  2.5.3.  S. K. LAMB
     Telephone:  301-           342-3663

 6.  ADMINISTERED BY (If other than Item 5)     CODE  S2404A

     DCMAO BALTIMORE
     200 TOWSONTOWN BLVD WEST
     TOWSON MD 21204-3099

 7.  NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP
     Code)

     FLIGHT INTERNATIONAL INC
     NEWPORT NEWS/WILLIAMSBURG AIRPORT
     NEWPORT NEWS VA 23602-4454

     TIN No.: 58-1289563     Parent Co. TIN No.: 58-1476225
     Parent Co.:  THE FLIGHT INTERNATIONAL GROUP, INC.
     CODE  3U629                   FACILITY CODE

 8.  DELIVERY
     [ ]  FOB ORIGIN   [x]  OTHER (See below)

 9.  DISCOUNT FOR PROMPT PAYMENT

10.  SUBMIT INVOICES            ITEM
     (4 copies unless other-
     wise specified) TO THE     SEE  G-6
     ADDRESS SHOWN IN:

11.  SHIP TO/MARK FOR           CODE
     AS SPECIFIED IN CONTRACT OR ON DD 1155

12.  PAYMENT WILL BY MADE BY    CODE SC1034
     DFAS COLUMBUS CENTER/CHESAPEAKE
     P. O. BOX 182263
     COLUMBUS, OHIO 43218-2263

13.  AUTHORITY FOR USING OTHER THAN FULL AND OPEN
     COMPETITION:
     [ ] 10 U.S.C. 2304(c)(    ) [ ] 41 U.S.C. 253(c)(    )

14.  ACCOUNTING AND APPROPRIATION DATA
     AS SPECIFIED ON DD 1155

15A. ITEM NO.         15B. SUPPLIES/SERVICES
                 AS SPECIFIED IN SECTION B.
                 SECTION K, AMENDMENTS 0001,
                 0002, 0003 AND 0004, AND FLIGHT
                 INTERNATIONAL'S PROPOSAL DTD
                 3 MAY 96 ARE INCORPORATED BY
                 REFERENCE.

15C.  QUANTITY        15D. UNIT

15E.  UNIT PRICE      15F. AMOUNT

15G.  TOTAL AMOUNT OF CONTRACT $29,627,565EST


16.              TABLE OF CONTENTS


[x] SEC.            DESCRIPTION                  PAGE(S)   [x] SEC.            DESCRIPTION                              PAGE(S)
                PART I - THE SCHEDULE                                       PART II - CONTRACT CLAUSES
[x] A   SOLICITATION/CONTRACT FORM                 1       [X] I   CONTRACT CLAUSES                                     71-79
[x] B   SUPPLIES OR SERVICES AND PRICES/COSTS     3-30         PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH. 80
[x] C   DESCRIPTION/SPECS./WORK STATEMENT        31-49     [X] J   LIST OF ATTACHMENTS
[x] D   PACKAGING AND MARKING                    51            PART IV - REPRESENTATIONS AND INSTRUCTIONS
[X] E   INSPECTION AND ACCEPTANCE                52        [ ] K   REPRESENTATIONS, CERTIFICATIONS AND
[X] F   DELIVERIES OR PERFORMANCE                53-54             OTHER STATEMENTS OF OFFERORS
[X] G   CONTRACT ADMINISTRATION DATA             55-62     [ ] L   INSTRS., CONDS., AND NOTICES TO OFFERORS
[X] H   SPECIAL CONTRACT REQUIREMENTS            63-70     [ ] M   EVALUATION FACTORS FOR AWARD



17.  [x]    CONTRACTORS NEGOTIATED AGREEMENT  (Contractor is required
     to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are Listed herein.)

18.  [ ]    AWARD (Contractor is not required to sign this document.) Your
     offer on Solicitation Number                         , including the
     additions or charges made by you which additions or charges are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Governments solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF Signer (Type or print)
     DAVID E. SANDLIN, President

19B. NAME OF CONTRACTOR

  BY
      (Signature of person authorized to sign)

19c. DATE SIGNED
     30 Aug. 96

20A. NAME OF CONTRACTING OFFICER
     NANCY M. COXON

20B. UNITED STATES OF AMERICA

  BY
      (Signature of Contracting officer)

20C. DATE SIGNED
     30 AUG. 96

PREVIOUS EDITION UNUSABLE    COMPUTER GENERATED STANDARD FORM 26 (REV 4-85)

                                               Page 11 of 80        Page  of 144
                                                                  Amendment 0001
                                                                  Attachment (4)
PART 1 - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICE/COSTS
OPTION YEAR 1 - FY 98
PART A - INDEFINITE DELIVERY/INDEFINITE QUANTITY - EAST COAST

  CLIN        Supplies/Services                                                    Qty     Unit   Unit Price        Amount
  ----        -----------------                                                    ---     ----   ----------        ------
0101          PROP AIC, ASAC TRACK, FERRY UTILITY MISSIONS

0101AA        Guaranteed Flight Hours                                              450     FH     $  *              $  *

0101AB        Level I Excess Flight Hours                                 Est      100     FH     $  *              $  *

0101AC        Level II Excess Flight Hours                                Est      100     FH     $  *              $  *

0102          JET AIC, TRACK, FERRY, UTILITY MISSIONS

0102AA        Guaranteed Flight Hours ~ .                                        2,400     FH     $  *              $  *

0102AB        Level I  Excess Flight Hours                                Est      600     FH     $  *              $  *

0102AC        Level II Excess Flight Hours                                Est      200     FH     $  *              $  *

              JET AIC, TRACK, FERRY, UTILITY MISSIONS (LEAR 35 OR 36)

0103AA        Guaranteed Flight Hours                                              190     FH     $  *              $  *

0103AB        Level I Excess Flight Hours                                 Est      400     FH     $  *              $  *

0103AC        Level II Excess Flight Hours                                Est      450     FH     $  *              $  *

0103AD        Level III Excess Flight Hours                               Est      450     FH     $  *              $  *

0104          TOW MISSIONS BASIC (Lear 35 and 36)

0104AA        Guaranteed Flight Hours                                              500     FH     $  *              $  *

0104AB        Level I Excess Flight Hours                                 Est      200     FH     $  *              $  *

0104AC        Level II Excess Flight Hours                                Est      100     FH     $  *              $  *

0105         TOW MISSIONS BASIC - GFE TARGETS/BANNERS (LR 35 OR 36)

0105AA        Guaranteed Flight Hours                                               50     FH     $  *              $  *

0105AB        Level I Excess Flight Hours                                 Est      100     FH     $  *              $  *

0105AC        Level II Excess Flight Hours                                Est       50     FH     $  *              $  *

0106          TOW MISSIONS SPECIAL (LEAR 35 OR 36)

0106AA        Guaranteed Flight Hours                                               40     FH     $  *              $  *

0106AB        Level I Excess Flight Hours                                 Est      150     FH     $  *              $  *

0106AC        Level II Excess Flight Hours                                Est       50     FH     $  *              $  *


PART 1 - THE SCHEDULE
SECTION B - SUPPLIES SUPPLIES OR SERVICES AND PRICES/COSTS

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                     Page 12 of 80                 Page   of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

CLIN          Supplies /Services                                          Qty     Unit            Unit Price        Amount
----          ------------------                                          ---     ----            ----------        ------
0107          EW MISSIONS (LEAR 35 OR 36)

0107AA        Guaranteed Flight Hours                                     700       FH            $  *              $  *

0108AB        Level I Excess Flight Hours                                 Est      450     FH     $  *              $  *

0107AC        Level II Excess Flight Hours                                Est      450     FH     $  *              $  *

0107AD        Level III Excess Flight Hours                               Est      450     FH     $  *              $  *

0108          SPECIAL EW SYSTEMS MISSIONS - GFE Internal EW
              Equipment and/or External Pods (LEAR 35 OR 36)

0108AA        Guaranteed Flight Hours                                              120     FH     $  *              $  *

O108AB        Level I Excess Flight Hours                                 Est      300     FH     $  *              $  *

0108AB        Level II Excess Flight Hours                                Est      450     FH     $  *              $  *

PART B - REQUIREMENTS - EAST COAST

  CLIN        Supplies/Services                                               Est. Qty     Unit     Unit Price      Amount
  ----        -----------------                                               --------     ----     ----------      ------
              JET AID, TRACK, FERRY, UTILITY MISSIONS'
              Roosevelt Roads, PR                                                  175     FH                       $  *

0110          JET AIC, TRACK, FERRY UTILITY MISSIONS Jacksonville, FL                      500       FH                       $  *

0111          JET.AIC, TRACK, FERRY, UTILITY MISSIONS Roosevelt
              Roads, PR  (LEAR 35 OR 36)                                           250     FH     $  *              $  *

0112          RESERVED                                                                            $  *              $  *

0113          JET FERRY, UTILITY MISSIONS - WITH EXTERNALLY
              MOUNTED EQUIPMENT (LEAR 35 OR 36)                                    200     FH     $  *              $  *

0114          TOW MISSIONS BASIC - Roosevelt Roads, PR (LEAR 35 or 36)                     130       FH             $  *      $  *

0115          TOW MISSIONS BASIC - GFE TARGETS/BANNERS
              Roosevelt Roads, PR (LEAR 35 OR 36)                                   50     FH     $  *              $  *

0116          RESERVED                                                                            $  *              $  *

0117          EW MISSIONS - Roosevelt  Roads, PR (LEAR 35 OR 36)                   250     FH     $  *              $  *

0118          SPECIAL EW SYSTEMS MISSIONS - LEAR 36 TEST BED/
              EW PLATFORM                                                          475     FH     $  *              $  *

PART C - COST REIMBURSABLE ITEMS - EAST COAST                                      Qty     Unit  Est Unit Price     Amount
                                                                                   ---     ----  --------------     ------
O119          SPECIAL FERRY OF LEAR 36 TO HONOLULU, HI
              FROM EAST COAST                                                      1      Lot    $  *               $  *

0120          SPECIAL FERRY OF LEAR 36 TO ATSUKI, JAPAN
              FROM EAST COAST                                                      1      Lot    $  *               $  *


 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                         Page 13 of 80              Page  of 144
                                                                  Amendment 0001
                                                                  Attachment (4)


PART 1 - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART D - INDEFINITE DELIVERY/INDEFINITE QUANTITY - WEST COAST

  CLIN         Supplies/Services                                                  Q)ty     Unit   Unit Price        Amount
  ----         -----------------                                                  ----     ----   ----------        ------

0121          JET AIC, TRACK, FERRY, UTILITY MISSIONS

0121AA        Guaranteed Flight Hours                                            2,400     FH     $  *              $  *

0121AB        Level I Excess Flight Hours                                 Est      450     FH     $  *              $  *

0121AC        Level II Excess Flight Hours                                Est      150     FH     $  *              $  *

0122          TOW MISSIONS BASIC (LEAR 35 OR 36)

0122AA        Guaranteed Flight Hours                                              300     FH     $  *              $  *

0122AB        Level I Excess Flight Hours                                 Est      200     FH     $  *              $  *

0122AC        Level II Excess Flight Hours                                Est      150     FH     $  *              $  *

0123          EW MISSIONS (LEAR 35 OR 36)

0123AA        Guaranteed Flight Hours                                              650     FH     $  *              $  *

0123AB        Level I Excess Flight Hours                                 Est      450     FH     $  *              $  *

0123AC        Level II Excess Flight Hours                                Est      450     FH     $  *              $  *

PART E - COST REIMBURSABLE ITEMS - WEST COAST
  CLIN        Supplies/Services                                                Est Qty     Unit     Unit Price      Amount
  ----        -----------------                                                -------     ----     ----------      ------


0124          PROP ASAC, TRACK, UTILITY MISSIONS                                     1     LOT       $  *          $   *

0125          JET AIC, TRACK, FERRY, UTILITY MISSIONS,
              Whidbey Island,  WA                                                    1     Lot       $  *          $   *

0126          JET AIC, TRACK, FERRY, UTILITY MISSIONS (LR 35 OR 36)                  1     Lot       $  *          $   *

0127          JET FERRY, UTILITY - W/EXTERNAL EQUIP (LR 35 OR 36)                    1     Lot       $  *          $   *

0128          TOW MISSIONS - BASIC GFE BANNER (LEAR 35 OR 36)                        1     Lot       $  *          $   *

0129          TOW MISSIONS SPECIAL - TLX (LEAR 35 OR 36)                             1     Lot       $  *          $   *

0130          EW MISSIONS - GFE/CFE Pods (LEAR 35 OR 36)                             1     Lot       $  *          $   *

0131          SPECIAL EW SYSTEMS MISSIONS - GFE Internal
              Equipment and/or External Pods (Lear 35 or 36)                         1     Lot       $  *          $   *

0132          SPECIAL EW SYSTEMS MISSIONS - LEAR 36 Test Bed/
              EW PLATFORM                                                            1     Lot       $  *          $   *

0133          SPECIAL FERRY OF LEAR 36 to Honolulu, HI from West Coast               1     Lot       $  *          $   *

0134          SPECIAL FERRY OF LEAR 36 to Atsuke, Japan from West Coast              1     Lot       $  *          $   *

                              Page 14 of 80                        Page   of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

PART 1 - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART F - COST REIMBURSABLE   MIDPAC/WESTPAC

  CLIN        Supplies/Services                                         Qty        Unit    Est Unit Price          Amount
  ----        -----------------                                         ---        ----    --------------          ------
MIDPAC
------
0135          JET AIC,TRACK, FERRY, UTILITY,TOW MISSIONS,
              BASIC - GFE/CFE, EW Missions (Lear 36)                    1           LOT     $  *                    $  *

0136          SPECIAL FERRY OF LEAR 36 to Atsuki, Japan
              from Honolulu, HI                                          1           LOT    $  *                    $  *
WESTPAC
0137          JET AIC,TRACK,FERRY,UTILITY,TOWMISSIONS,
              BASIC - GFE/CFE EW Missions (Lear 36)                      1           LOT    $  *                    $  *

PART G - REQUIREMENTS

CLIN          Supplies/Services                                         Est. Qty   Unit    Unit Price              Amount
----          -----------------                                         --------   ----    ----------              ------
0138          Special Mission Equipment (SME)/EW Operator               2,000      M/Hrs    $  *                    $  *

0139          Special Requirements Pilots, other than flying             800        M/Hrs   $  *                    $  *

0140          GFE Equipment Installers/GFE Maintenance Personnel        5,000      M/Hrs    $  *                    $  *

PART H - COST REIMBURSABLE ITEMS

CLIN          Supplies/Services                                         Est. Qty   Unit    Est Unit Price          Amount
----          -----------------                                         --------   ----    --------------          ------


0141          Travel/Per Diem                                           1           LOT    $  *                    $  *

0142          Material                                                  1           LOT    $  *                    $  *

0143          Site Activation/deactivation - East/West Coast            1           LOT    $  *                    $  *

0144          Site Relocation - East/West Coast                         1           LOT    S  *                    $  *

0145          Site Activation - MIDPAC/WESTPAC                          1           LOT    $  *                    $  *

0146          Site Relocation - MIDPAC/WESTPAC                          1           LOT    $  *                    $  *

0147          ADMINISTRATIVE /TECHNICAL DATA in accordance
              with DD Form 1423, Exhibit A                              1           LOT                  NSP

0148          ADDITIONAL SUPPORT AIRCRAFT

0148          EAST COAST                                                1           LOT    $  *                    $  *

0148          WEST COAST                                                1           LOT    $  *                    $  *




 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                      Page 15 of 80                 Page  of 144
                                                                  Amendment 0001
                                                                  Attachment (4)



PART 1 - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
PART 1 REQUIREMENTS - AIRCRAFT MODIFICATIONS

  CLIN        Supplies/Services                                         Est Qty    Unit       Unit Price     Amount
  ----        -----------------                                         -------    ----       ----------     ------

0149          AIRCRAFT MODIFICATIONS (SPECIAL EQUIPMENT)
0149AA        Belly Radome                                              1           Ea        $0.00         $0.00
0149AB        Anti-Collison Light (SB 35/36-33-9)                       1           Ea        $0.00         $0.00
0149AC        Wing Hardpoints                                           1           Ea        $0.00         $0.00
0149AD        Ejector Release                                           1           Ea        $0.00         $0.00
0149AE        Invertors                                                 1           Ea        $0.00         $0.00
0149AG        Tail Radome                                               1           Ea        $0.00         $0.00
0149AH        AN/APX-72 or APX-100 Provisions including 2 GFE
              Antennas (Jet Aircraft)                                   1           Ea        $  *          $  *
0149AJ        AN/APX-72 or APX-100 Provisions including 2 GFE
              Antennas (Lear 30 series aircraft)                        1           Ea        $  *          $  *
0149AK        Stormscope                                                1           Ea        $  *          $  *
0149AL        Upgrade Air Conditioning                                  1           Ea        $  *          $  *
0149AM        Additional UHF Transceiver (225-400 MHZ) with GFE
              Crypto Capability (Jet Aircraft)                          1           Ea        $  *          $  *
0149AN        Additional UHF Transceiver (225-400 MHZ) with GFE
              Crypto Capability (Lear 30 series aircraft)               1           Ea        $  *          $  *

              TOTAL AMOUNT FOR ALL CLINS                                                                    $  *



 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                      Page 16 of 80                 Page  of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

PART 1 - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICE/COSTS
OPTION YEAR 2 - FY 99
PART A - INDEFINITE DELIVERY/INDEFINITE QUANTITY - EAST COAST

  CLIN        Supplies/Services                                                    Qty     Unit   Unit Price        Amount
  ----        -----------------                                                    ---     ----   ----------        ------

0201          PROP AIC, ASAC TRACK, FERRY UTILITY MISSIONS

0201AA        Guaranteed Flight Hours                                              450     FH     #  *              #  *

0201AB        Level I Excess Flight Hours                                 Est      100     FH     #  *              #  *

02101AC       Level II Excess Flight Hours                                Est      100     FH     #  *              #  *

0202          JET AIC, TRACK, FERRY, UTILITY MISSIONS

0202AA        Guaranteed Flight Hours ~ .                                        2,400     FH     #  *              #  *

0202AB        Level I  Excess Flight Hours                                Est      600     FH     #  *              #  *

0202AC        Level II Excess Flight Hours                                Est      200     FH     #  *              #  *

              JET AIC, TRACK, FERRY, UTILITY MISSIONS (LEAR 35 OR 36)

0203AA        Guaranteed Flight Hours                                              190     FH     #  *              #  *

0203AB        Level I Excess Flight Hours                                 Est      400     FH     #  *              #  *

0203AC        Level II Excess Flight Hours                                Est      450     FH     #  *              #  *

0203AD        Level III Excess Flight Hours                               Est      450     FH     #  *              #  *

0204          TOW MISSIONS BASIC (Lear 35 and 36)

0204AA        Guaranteed Flight Hours                                              500     FH     #  *              #  *

0204AB        Level I Excess Flight Hours                                 Est      200     FH     #  *              #  *

0204AC        Level II Excess Flight Hours                                Est      100     FH     #  *              #  *

0205         TOW MISSIONS BASIC - GFE TARGETS/BANNERS (LR 35 OR 36)

0205AA        Guaranteed Flight Hours                                               50     FH     #  *              #  *

0205AB        Level I Excess Flight Hours                                 Est      100     FH     #  *              #  *

0205AC        Level II Excess Flight Hours                                Est       50     FH     #  *              #  *

0206          TOW MISSIONS SPECIAL (LEAR 35 OR 36)

0206AA        Guaranteed Flight Hours                                               40     FH     #  *              #  *

0206AB        Level I Excess Flight Hours                                 Est      150     FH     #  *              #  *

0206AC        Level II Excess Flight Hours                                Est       50     FH     #  *              #  *

PART 1 - THE SCHEDULE
SECTION B - SUPPLIES SUPPLIES OR SERVICES AND PRICES/COSTS

 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                      Page 17 of 80                 Page  of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

CLIN          Supplies /Services                                          Qty     Unit            Unit Price        Amount
----          ------------------                                          ---     ----            ----------        ------

0207          EW MISSIONS (LEAR 35 OR 36)

0207AA        Guaranteed Flight Hours                                     700       FH            $  *              $  *

0208AB        Level I Excess Flight Hours                                 Est      450     FH     $  *              $  *

0207AC        Level II Excess Flight Hours                                Est      450     FH     $  *              $  *

0207AD        Level III Excess Flight Hours                               Est      450     FH     $  *              $  *

0208 SPECIAL EW SYSTEMS MISSIONS - GFE Internal EW Equipment and/or External Pods (LEAR 35 OR 36)

0208AA        Guaranteed Flight Hours                                              120     FH     $  *              $  *

O208AB        Level I Excess Flight Hours                                 Est      300     FH     $  *              $  *

0208AB        Level II Excess Flight Hours                                Est      450     FH     $  *              $  *

PART B - REQUIREMENTS - EAST COAST

  CLIN        Supplies/Services                                               Est. Qty     Unit     Unit Price      Amount
  ----        -----------------                                               --------     ----     ----------      ------

              JET AID, TRACK, FERRY, UTILITY MISSIONS'
              Roosevelt Roads, PR                                                  175     FH                       $

0210          JET AIC, TRACK, FERRY UTILITY MISSIONS Jacksonville, FL              500     FH                       $

02111         JET AIC, TRACK, FERRY, UTILITY MISSIONS Roosevelt
              Roads, PR  (LEAR 35 OR 36)                                           250     FH     $  *              $  *

0212          RESERVED                                                                            $  *              $  *

0213          JET FERRY, UTILITY MISSIONS - WITH EXTERNALLY
              MOUNTED EQUIPMENT (LEAR 35 OR 36)                                    200     FH     $  *              $  *

0214          TOW MISSIONS BASIC - Roosevelt Roads, PR (LEAR 35 or 36)             130     FH     $  *              $  *

0215          TOW MISSIONS BASIC - GFE TARGETS/BANNERS
              Roosevelt Roads, PR (LEAR 35 OR 36)                                   50     FH     $  *              $  *

0216          RESERVED                                                                            $  *              $  *

0217          EW MISSIONS - Roosevelt  Roads, PR (LEAR 35 OR 36)                   250     FH     $  *              $  *

0218          SPECIAL EW SYSTEMS MISSIONS - LEAR 36 TEST BED/
              EW PLATFORM                                                          475     FH     $  *              $  *

PART C - COST REIMBURSABLE ITEMS - EAST COAST                                      Qty     Unit  Est Unit Price     Amount
                                                                                   ---     ----  --------------     ------
O219          SPECIAL FERRY OF LEAR 36 TO HONOLULU, HI
              FROM EAST COAST                                                        1     Lot    $  *              $  *

0220          SPECIAL FERRY OF LEAR 36 TO ATSUKI, JAPAN
              FROM EAST COAST                                                        1     Lot    $  *              $  *

 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                              Page 18 of 80       Page  of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

PART 1 - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART D - INDEFINITE DELIVERY/INDEFINITE QUANTITY - WEST COAST

  CLIN        Supplies/Services                                                   Qty      Unit   Unit Price        Amount
------        -----------------                                                   ----     ----   ---- -----        ------
0221          JETAIC, TRACK, FERRY, UTILITY MISSIONS

0221AA        Guaranteed Flight Hours                                            2,400     FH     $  *              $  *

0221AB        Level I Excess Flight Hours                                 Est      450     FH     $  *              $  *

0221AC        Level II Excess Flight Hours                                Est      150     FH     $  *              $  *

0222          TOW MISSIONS BASIC (LEAR 35 OR 36)

0222AA        Guaranteed Flight Hours                                              300     FH     $  *              $  *

0222AB        Level I Excess Flight Hours                                 Est      200     FH     $  *              $  *

0222AC        Level II Excess Flight Hours                                Est      150     FH     $  *              $  *

0223          EW MISSIONS (LEAR 35 OR 36)

0223AA        Guaranteed Flight Hours                                              650     FH     $  *              $  *

0223AB        Level I Excess Flight Hours                                 Est      450     FH     $  *              $  *

0223AC        Level II Excess Flight Hours                                Est      450     FH     $  *              $  *

PART E - COST REIMBURSABLE ITEMS - WEST COAST

  CLIN        Supplies/Services                                                Est Qty     Unit     Unit Price     Amount
  ----        -----------------                                                -------     ----     ----------     ------
0224          PROP ASAC, TRACK, UTILITY MISSIONS                                     1     LOT    $  *              $  *

0225          JET AIC, TRACK, FERRY, UTILITY MISSIONS,
              Whidbey Island,  WA                                                    1     Lot    $  *              $  *

0226          JET AIC, TRACK, FERRY, UTILITY MISSIONS (LR 35 OR 36)                  1     Lot    $  *              $  *

0227          JET FERRY, UTILITY - W/EXTERNAL EQUIP (LR 35 OR 36)                    1     Lot    $  *              $  *

0228          TOW MISSIONS - BASIC GFE BANNER (LEAR 35 OR 36)                        1     Lot    $  *              $  *

0229          TOW MISSIONS SPECIAL - TLX (LEAR 35 OR 36)                             1     Lot    $  *              $  *

0230          EW MISSIONS - GFE/CFE Pods (LEAR 35 OR 36)                             1     Lot    $  *              $  *

0231          SPECIAL EW SYSTEMS MISSIONS - GFE Internal
              Equipment and/or External Pods (Lear 35 or 36)                         1     Lot    $  *              $  *

0232          SPECIAL EW SYSTEMS MISSIONS - LEAR 36 Test Bed/
              EW PLATFORM                                                            1     Lot    $  *              $  *

0233          SPECIAL FERRY OF LEAR 36 to Honolulu, HI from West Coast               1     Lot    $  *              $  *

0234          SPECIAL FERRY OF LEAR 36 to Atsuke, Japan from West Coast              1     Lot    $  *              $  *


 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                                  Page 19 of 80   Page  of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

PART 1 - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART F - COST REIMBURSABLE -  MIDPAC/WESTPAC

  CLIN        Supplies/Services                                         Qty        Unit    Est Unit Price          Amount
  ----        -----------------                                         ---        ----    --------------          ------
MIDPAC
------
0235          JET AIC,TRACK, FERRY, UTILITY,TOW MISSIONS,
              BASIC - GFE/CFE, EW Missions (Lear 36)                   1           LOT    $ *                     $ *

0236          SPECIAL FERRY OF LEAR 36 to Atsuki, Japan
              from Honolulu, HI                                        1           LOT    $ *                     $ *
WESTPAC
-------
0237          JET AIC, TRACK, FERRY, UTILITY, TOW MISSIONS,
              BASIC - GFE/CFE EW Missions (Lear 36)                    1           LOT    $ *                      $ *

PART G - REQUIREMENTS

CLIN           Supplies/Services                                        Est. Qty   Unit    Unit Price              Amount
----          ------------------                                        --------   ----    ----------              ------
0238          Special Mission Equipment (SME)/EW Operator               2,000      M/Hrs   $ *                     $ *

0239          Special Requirements Pilots, other than flying            800        M/Hrs   $ *                     $ *

0240          GFE Equipment Installers/GFE Maintenance Personnel        5,000      M/Hrs   $ *                     $ *

PART H - COST REIMBURSABLE ITEMS

CLIN          Supplies/Services                                         Est. Qty   Unit    Est Unit Price          Amount
----          ------------------                                        --------   ----    --------------          ------
0241          Travel/Per Diem                                           1           LOT    $ *                     $ *

0242          Material                                                  1           LOT    $ *                     $ *

0243          Site Activation/deactivation - East/West Coast            1           LOT    $ *                     $ *

0244          Site Relocation - East/West Coast                         1           LOT    S *                     $ *

0245          Site Activation - MIDPAC/WESTPAC                          1           LOT    $ *                     $ *

0246          Site Relocation - MIDPAC/WESTPAC                          1           LOT    $ *                     $ *

0247          ADMINISTRATIVE /TECHNICAL DATA in accordance
              with DD Form 1423, Exhibit A                              1           LOT             NSP

0248          ADDITIONAL SUPPORT AIRCRAFT

0248          EAST COAST                                                1           LOT    $ *                     $ *

0248          WEST COAST                                                1           LOT    $ *                     $ *



 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                               Page 20 of 80    Page  of 144
                                                                Amendment 0001
                                                                Attachment (4)

PART 1 - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART 1 REQUIREMENTS - AIRCRAFT MODIFICATIONS

  CLIN        Supplies/Services                                         Est Qty    Unit    Unit Price    Amount
  ----        -----------------                                         -------    ----    ----------    ------
0249          AIRCRAFT MODIFICATIONS (SPECIAL EQUIPMENT)

0249AA        Belly Radome                                              1           Ea     $0.00         $0.00

0249AB        Anti-Collison Light (SB 35/36-33-9)                       1           Ea     $0.00         $0.00

0249AC        Wing Hardpoints                                           1           Ea     $0.00         $0.00

0249AD        Ejector Release                                           1           Ea     $0.00         $0.00

0249AE        Invertors                                                 1           Ea     $0.00         $0.00

0249AG        Tail Radome                                               1           Ea     $0.00         $0.00

0249AH        AN/APX-72 or APX-100 Provisions including 2 GFE
              Antennas (Jet Aircraft)                                   1           Ea     $ *           $ *

0249AJ        AN/APX-72 or APX-100 Provisions including 2 GFE
              Antennas (Lear 30 series aircraft)                        1           Ea     $ *           $ *

0249AK        Stormscope                                                1           Ea     $ *           $ *

0249AL        Upgrade Air Conditioning                                  1           Ea     $ *           $ *

0249AM        Additional UHF Transceiver (225-400 MHZ) with GFE
              Crypto Capability (Jet Aircraft)                          1           Ea     $ *           $ *

0249AN        Additional UHF Transceiver (225-400 MHZ) with GFE
              Crypto Capability (Lear 30 series aircraft)               1           Ea     $ *           $ *

              TOTAL AMOUNT FOR ALL CLINS                                                                 $ *



 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                           Page 21 of 80         Page  of 144
                                                                 Amendment 0001
                                                                 Attachment (4)

PART 1 - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICE/COSTS

OPTION YEAR 3 - FY 00

PART A - INDEFINITE DELIVERY/INDEFINITE QUANTITY - EAST COAST

  CLIN        Supplies/Services                                                    Qty     Unit   Unit Price        Amount
  ----        -----------------                                                    ---     ----   ----------        ------
0301          PROP AIC, ASAC TRACK, FERRY UTILITY MISSIONS

0301AA        Guaranteed Flight Hours                                              450     FH     $  *              $  *

0301AB        Level I Excess Flight Hours                                 Est      100     FH     $  *              $  *

0301AC        Level II Excess Flight Hours                                Est      100     FH     $  *              $  *

0302          JET AIC, TRACK, FERRY, UTILITY MISSIONS

0302AA        Guaranteed Flight Hours ~ .                                        2,400     FH     $  *              $  *

0302AB        Level I  Excess Flight Hours                                Est      600     FH     $  *              $  *

0302AC        Level II Excess Flight Hours                                Est      200     FH     $  *              $  *
              JET AIC, TRACK, FERRY, UTILITY MISSIONS (LEAR 35 OR 36)

0303AA        Guaranteed Flight Hours                                              190     FH     $  *              $  *

0303AB        Level I Excess Flight Hours                                 Est      400     FH     $  *              $  *

0303AC        Level II Excess Flight Hours                                Est      450     FH     $  *              $  *

0303AD        Level III Excess Flight Hours                               Est      450     FH     $  *              $  *

0304          TOW MISSIONS BASIC (Lear 35 and 36)

0304AA        Guaranteed Flight Hours                                              500     FH     $  *              $  *

0304AB        Level I Excess Flight Hours                                 Est      200     FH     $  *              $  *

0304AC        Level II Excess Flight Hours                                Est      100     FH     $  *              $  *

0305          TOW MISSIONS BASIC - GFE TARGETS/BANNERS (LR 35 OR 36)

0305AA        Guaranteed Flight Hours                                               50     FH     $  *              $  *

0305AB        Level I Excess Flight Hours                                 Est      100     FH     $  *              $  *

0305AC        Level II Excess Flight Hours                                Est       50     FH     $  *              $  *

0306          TOW MISSIONS SPECIAL (LEAR 35 OR 36)

0306AA        Guaranteed Flight Hours                                               40     FH     $  *              $  *

0306AB        Level I Excess Flight Hours                                 Est      150     FH     $  *              $  *

0306AC        Level II Excess Flight Hours                                Est       50     FH     $  *              $  *

PART 1 - THE SCHEDULE

SECTION B - SUPPLIES SUPPLIES OR SERVICES AND PRICES/COSTS



 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                             Page 22 of 80      Page  of 144
                                                                Amendment 0001
                                                                Attachment (4)

CLIN          Supplies /Services                                          Qty     Unit            Unit Price        Amount
----          ------------------                                          ---     ----            ----------        ------
0307          EW MISSIONS (LEAR 35 OR 36)

0307AA        Guaranteed Flight Hours                                     700       FH            $  *               $  *

0308AB        Level I Excess Flight Hours                                 Est      450     FH     $  *               $  *

0307AC        Level II Excess Flight Hours                                Est      450     FH     $  *               $  *

0307AD        Level III Excess Flight Hours                               Est      450     FH     $  *               $  *

0308          SPECIAL EW SYSTEMS MISSIONS - GFE Internal
              EW Equipment and/or External Pods (LEAR 35 OR 36)

0308AA        Guaranteed Flight Hours                                              120     FH     $  *               $  *

O308AB        Level I Excess Flight Hours                                 Est      300     FH     $  *               $  *

0308AB        Level II Excess Flight Hours                                Est      450     FH     $  *               $  *


PART B - REQUIREMENTS - EAST COAST

  CLIN         Supplies/Services                                              Est. Qty   Unit     Unit Price        Amount
  ----        ------------------                                              --------   ----     ----------        ------
              JET AID, TRACK, FERRY, UTILITY MISSIONS'
              Roosevelt Roads, PR                                                  175     FH                       $  *

0310          JET AIC, TRACK, FERRY UTILITY MISSIONS Jacksonville, FL              500     FH                       $  *

0311          JET.AIC, TRACK, FERRY, UTILITY MISSIONS Roosevelt
              Roads, PR  (LEAR 35 OR 36)                                           250     FH     $  *               $  *

0312          RESERVED                                                                            $  *               $  *

0313          JET FERRY, UTILITY MISSIONS - WITH EXTERNALLY
              MOUNTED EQUIPMENT (LEAR 35 OR 36)                                    200     FH     $  *               $  *

0314          TOW MISSIONS BASIC - Roosevelt Roads, PR (LEAR 35 or 36)             130     FH     $  *               $  *

0315          TOW MISSIONS BASIC - GFE TARGETS/BANNERS
              Roosevelt Roads, PR (LEAR 35 OR 36)                                   50     FH     $  *               $  *

0316          RESERVED                                                                            $  *               $  *

0317          EW MISSIONS - Roosevelt  Roads, PR (LEAR 35 OR 36)                   250     FH     $  *               $  *

0318          SPECIAL EW SYSTEMS MISSIONS - LEAR 36 TEST BED/
              EW PLATFORM                                                          475     FH     $  *               $  *

PART C - COST REIMBURSABLE ITEMS - EAST COAST                                      Qty     Unit   Est Unit Price    Amount
                                                                                   ---     ----   --------------    ------
O319          SPECIAL FERRY OF LEAR 36 TO HONOLULU, HI
              FROM EAST COAST                                                        1     Lot    $  *               $  *

0320          SPECIAL FERRY OF LEAR 36 TO ATSUKI, JAPAN
              FROM EAST COAST                                                        1     Lot    $  *               $  *

 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                             Page 23 of 80       Page  of 144
                                                                 Amendment 0001
                                                                 Attachment (4)

PART 1 - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART D - INDEFINITE DELIVERY/INDEFINITE QUANTITY - WEST COAST

  CLIN         Supplies/Services                                                 Qty       Unit   Unit Price       Amount
  ----        -----------------                                                -------     ----   ----------       ------
0321          JETAIC, TRACK, FERRY, UTILITY MISSIONS

0321AA        Guaranteed Flight Hours                                            2,400     FH     $  *              $  *

0321AB        Level I Excess Flight Hours                                 Est      450     FH     $  *              $  *

0321AC        Level II Excess Flight Hours                                Est      150     FH     $  *              $  *

0322          TOW MISSIONS BASIC (LEAR 35 OR 36)

0322AA        Guaranteed Flight Hours                                              300     FH     $  *              $  *

0322AB        Level I Excess Flight Hours                                 Est      200     FH     $  *              $  *

0322AC        Level II Excess Flight Hours                                Est      150     FH     $  *              $  *

0323          EW MISSIONS (LEAR 35 OR 36)

0323AA        Guaranteed Flight Hours                                              650     FH     $  *              $  *

0323AB        Level I Excess Flight Hours                                 Est      450     FH     $  *              $  *

0323AC        Level II Excess Flight Hours                                Est      450     FH     $  *              $  *


PART E - COST REIMBURSABLE ITEMS - WEST COAST

  CLIN        Supplies/Services                                                Est Qty     Unit   Unit Price        Amount
  ----        -----------------                                                -------     ----   ----------        ------
0324          PROP ASAC, TRACK, UTILITY MISSIONS                                     1     LOT    $  *              $  *

0325          JET AIC, TRACK, FERRY, UTILITY MISSIONS,
              Whidbey Island,  WA                                                    1     Lot    $  *              $  *

0326          JET AIC, TRACK, FERRY, UTILITY MISSIONS (LR 35 OR 36)                  1     Lot    $  *              $  *

0327          JET FERRY, UTILITY - W/EXTERNAL EQUIP (LR 35 OR 36)                    1     Lot    $  *              $  *

0328          TOW MISSIONS - BASIC GFE BANNER (LEAR 35 OR 36)                        1     Lot    $  *              $  *

0329          TOW MISSIONS SPECIAL - TLX (LEAR 35 OR 36)                             1     Lot    $  *              $  *

0330          EW MISSIONS - GFE/CFE Pods (LEAR 35 OR 36)                             1     Lot    $  *              $  *

0331          SPECIAL EW SYSTEMS MISSIONS - GFE Internal
              Equipment and/or External Pods (Lear 35 or 36)                         1     Lot    $  *              $  *

0332          SPECIAL EW SYSTEMS MISSIONS - LEAR 36 Test Bed/
              EW PLATFORM                                                            1     Lot    $  *              $  *

0333          SPECIAL FERRY OF LEAR 36 to Honolulu, HI from West Coast               1     Lot    $  *              $  *

0334          SPECIAL FERRY OF LEAR 36 to Atsuke, Japan from West Coast              1     Lot    $  *              $  *

PART 1 - THE SCHEDULE


 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                        Page 24 of 80         Page  of 144
                                                              Amendment 0001
                                                              Attachment (4)

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART F - COST REIMBURSABLE -  MIDPAC/WESTPAC

  CLIN        Supplies/Services                                         Qty        Unit    Est Unit Price          Amount
  ----        -----------------                                         ---        ----    --------------          ------
MIDPAC

0335          JET AIC,TRACK, FERRY, UTILITY,TOW MISSIONS,
               BASIC - GFE/CFE, EW Missions (Lear 36)                   1           LOT    $  *                    $  *

0336          SPECIAL FERRY OF LEAR 36 to Atsuki, Japan
              from Honolulu, HI                                         1           LOT    $  *                    $  *

WESTPAC

0337          JET AIC, TRACK, FERRY, UTILITY, TOW MISSIONS,
              BASIC - GFE/CFE EW Missions (Lear 36)                     1           LOT    $  *                    $  *

PART G - REQUIREMENTS

CLIN           Supplies/Services                                        Est. Qty   Unit    Unit Price              Amount
----           -----------------                                        --------   ----    ----------              ------
0338          Special Mission Equipment (SME)/EW Operator               2,000      M/Hrs   $  *                    $  *

0339          Special Requirements Pilots, other than flying            800        M/Hrs   $  *                    $  *

0340          GFE Equipment Installers/GFE Maintenance Personnel        5,000      M/Hrs   $  *                    $  *

PART H - COST REIMBURSABLE ITEMS

CLIN          Supplies/Services                                         Est. Qty   Unit    Est Unit Price          Amount
----          ------------------                                        --------   ----    --------------          ------
0341          Travel/Per Diem                                           1           LOT    $  *                    $  *

0342          Material                                                  1           LOT    $  *                    $  *

0343          Site Activation/deactivation - East/West Coast            1           LOT    $  *                    $  *

0344          Site Relocation - East/West Coast                         1           LOT    S  *                   $   *

0345          Site Activation - MIDPAC/WESTPAC                          1           LOT    $  *                    $  *

0346          Site Relocation - MIDPAC/WESTPAC                          1           LOT    $  *                    $  *

0347          ADMINISTRATIVE/TECHNICAL DATA in accordance
              with DD Form 1423, Exhibit A                              1           LOT             NSP

0348          ADDITIONAL SUPPORT AIRCRAFT

0348          EAST COAST                                                1           LOT    $  *                    $  *

0348          WEST COAST                                                1           LOT    $  *                    $  *



 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                             Page 25 of 80        Page  of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

PART 1 - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART 1 REQUIREMENTS - AIRCRAFT MODIFICATIONS

  CLIN        Supplies/Services                                         Est Qty    Unit      Unit Price     Amount
  ----        -----------------                                         -------    ----      ----------     ------
0349          AIRCRAFT MODIFICATIONS (SPECIAL EQUIPMENT)

0349AA        Belly Radome                                              1           Ea         $0.00        $0.00

0349AB        Anti-Collison Light (SB 35/36-33-9)                       1           Ea         $0.00        $0.00

0349AC        Wing Hardpoints                                           1           Ea         $0.00        $0.00

0349AD        Ejector Release                                           1           Ea         $0.00        $0.00

0349AE        Invertors                                                 1           Ea         $0.00        $0.00

0349AG        Tail Radome                                               1           Ea         $0.00        $0.00

0349AH        AN/APX-72 or APX-100 Provisions including 2 GFE
              Antennas (Jet Aircraft)                                   1           Ea         $  *         $  *

0349AJ        AN/APX-72 or APX-100 Provisions including 2 GFE
              Antennas (Lear 30 series aircraft)                        1           Ea         $  *         $  *

0349AK        Stormscope                                                1           Ea         $  *         $  *

0349AL        Upgrade Air Conditioning                                  1           Ea         $  *         $  *

0349AM        Additional UHF Transceiver (225-400 MHZ) with GFE
              Crypto Capability (Jet Aircraft)                          1           Ea         $  *         $  *

0349AN        Additional UHF Transceiver (225-400 MHZ) with GFE
              Crypto Capability (Lear 30 series aircraft)               1           Ea         $  *         $  *

              TOTAL AMOUNT FOR ALL CLINS                                                                    $  *



 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                               Page 26 of 80      Page   of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

PART 1 - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICE/COSTS

OPTION YEAR 4 - FY 01

PART A - INDEFINITE DELIVERY/INDEFINITE QUANTITY - EAST COAST


  CLIN    Supplies/Services                             Qty   Unit Unit Price   Amount
  ----    -----------------                             ---   ---- ----------   ------
0401      PROP AIC, ASAC TRACK, FERRY UTILITY MISSIONS

0401AA    Guaranteed Flight Hours                       450   FH   $  *         $  *

0401AB    Level I Excess Flight Hours              Est  100   FH   $  *         $  *

0401AC    Level II Excess Flight Hours             Est  100   FH   $  *         $  *

0402      JET AIC, TRACK, FERRY, UTILITY MISSIONS

0402AA    Guaranteed Flight Hours  ~ .                2,400   FH   $  *         $  *

0402AB    Level I  Excess Flight Hours             Est  600   FH   $  *         $  *

0402AC    Level II Excess Flight Hours             Est  200   FH   $  *         $  *

          JET AIC, TRACK, FERRY, UTILITY MISSIONS (LEAR 35 OR 36)

0403AA    Guaranteed Flight Hours                       190   FH   $  *         $  *

0403AB    Level I Excess Flight Hours              Est  400   FH   $  *         $  *

0403AC    Level II Excess Flight Hours             Est  450   FH   $  *         $  *

0403AD    Level III Excess Flight Hours            Est  450   FH   $  *         $  *

0404      TOW MISSIONS BASIC (Lear 35 and 36)

0404AA    Guaranteed Flight Hours                       500   FH   $  *         $  *

0404AB    Level I Excess Flight Hours              Est  200   FH   $  *         $  *

0404AC    Level II Excess Flight Hours             Est  100   FH   $  *         $  *

0405      TOW MISSIONS BASIC - GFE TARGETS/BANNERS (LR 35 OR 36)

0405AA    Guaranteed Flight Hours                        50   FH   $  *         $  *

0405AB    Level I Excess Flight Hours              Est  100   FH   $  *         $  *

0405AC    Level II Excess Flight Hours             Est   50   FH   $  *         $  *

0406      TOW MISSIONS SPECIAL (LEAR 35 OR 36)

0406AA    Guaranteed Flight Hours                        40   FH   $  *         $  *

0406AB    Level I Excess Flight Hours              Est  150   FH   $  *         $  *

0406AC    Level II Excess Flight Hours             Est   50   FH   $  *         $  *

PART 1 - THE SCHEDULE

SECTION B - SUPPLIES SUPPLIES OR SERVICES AND PRICES/COSTS


 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                               Page 27 of 80      Page   of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

CLIN      Supplies/Services                        Qty Unit        Unit Price   Amount
----      -----------------                        --- ----        ----------   ------
0407      EW MISSIONS (LEAR 35 OR 36)

0407AA    Guaranteed Flight Hours                  700   FH        $  *          $  *

0408AB    Level I Excess Flight Hours              Est  450   FH   $  *          $  *

0407AC    Level II Excess Flight Hours             Est  450   FH   $  *          $  *

0407AD    Level III Excess Flight Hours            Est  450   FH   $  *          $  *

0408      SPECIAL EW SYSTEMS MISSIONS - GFE Internal EW
          Equipment and/or External Pods (LEAR 35 OR 36)

0408AA    Guaranteed Flight Hours                       120   FH   $  *          $  *

O408AB    Level I Excess Flight Hours              Est  300   FH   $  *          $  *

0408AB    Level II Excess Flight Hours             Est  450   FH   $  *          $  *

PART B - REQUIREMENTS - EAST COAST

  CLIN    Supplies/Services                                           Est. Qty   Unit Unit Price   Amount
  ----    -----------------                                           --------   ---- ----------   ------
          JET AID, TRACK, FERRY, UTILITY MISSIONS'
          Roosevelt Roads, PR                                              175   FH                $  *

0410      JET AIC, TRACK, FERRY UTILITY MISSIONS Jacksonville, FL          500   FH                $  *

0411      JET.AIC, TRACK, FERRY, UTILITY MISSIONS Roosevelt
          Roads, PR  (LEAR 35 OR 36)                                       250   FH   $  *          $  *

0412      RESERVED                                                                    $  *          $  *

0413      JET FERRY, UTILITY MISSIONS - WITH EXTERNALLY
          MOUNTED EQUIPMENT (LEAR 35 OR 36)                                200   FH   $  *          $  *

0414      TOW MISSIONS BASIC - Roosevelt Roads, PR (LEAR 35 or 36)         130   FH   $  *          $  *

0415      TOW MISSIONS BASIC - GFE TARGETS/BANNERS
          Roosevelt Roads, PR (LEAR 35 OR 36)                               50   FH   $  *          $  *

0416      RESERVED                                                                    $  *          $  *

0417      EW MISSIONS - Roosevelt  Roads, PR (LEAR 35 OR 36)               250   FH   $  *          $  *

0418      SPECIAL EW SYSTEMS MISSIONS - LEAR 36 TEST BED/
          EW PLATFORM                                                      475   FH   $  *          $  *

PART C - COST REIMBURSABLE ITEMS - EAST COAST          Qty   Unit Est Unit Price   Amount
                                                       ---   ---- --------------   ------
O419     SPECIAL FERRY OF LEAR 36 TO HONOLULU, HI
         FROM EAST COAST                                 1   Lot  $  *              $  *

0420     SPECIAL FERRY OF LEAR 36 TO ATSUKI, JAPAN
         FROM EAST COAST                                 1   Lot  $  *              $  *




 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                               Page 28 of 80      Page   of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

PART 1 - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART D - INDEFINITE DELIVERY/INDEFINITE QUANTITY - WEST COAST

  CLIN   Supplies/Services                            Qty   Unit  Unit Price   Amount
  ----   -----------------                           ----   ----  ----------   ------
0421     JETAIC, TRACK, FERRY, UTILITY MISSIONS

0421AA   Guaranteed Flight Hours                     2,400   FH   $  *         $  *

0421AB   Level I Excess Flight Hours              Est  450   FH   $  *         $  *

0421AC   Level II Excess Flight Hours             Est  150   FH   $  *         $  *

0422     TOW MISSIONS BASIC (LEAR 35 OR 36)

0422AA   Guaranteed Flight Hours                       300   FH   $  *         $  *

0422AB   Level I Excess Flight Hours              Est  200   FH   $  *         $  *

0422AC   Level II Excess Flight Hours             Est  150   FH   $  *         $  *

0423     EW MISSIONS (LEAR 35 OR 36)

0423AA   Guaranteed Flight Hours                       650   FH   $  *         $  *

0423AB   Level I Excess Flight Hours              Est  450   FH   $  *         $  *

0423AC   Level II Excess Flight Hours             Est  450   FH   $  *         $  *

PART E - COST REIMBURSABLE ITEMS - WEST COAST

  CLIN    Supplies/Services                                          Est Qty    Unit      Unit Price   Amount
  ----    -----------------                                          -------    ----      ----------   ------
0424      PROP ASAC, TRACK, UTILITY MISSIONS                               1    LOT       $  *         $  *

0425      JET AIC, TRACK, FERRY, UTILITY MISSIONS,
          Whidbey Island,  WA                                              1    Lot       $  *         $  *

0426      JET AIC, TRACK, FERRY, UTILITY MISSIONS (LR 35 OR 36)            1    Lot       $  *         $  *

0427      JET FERRY, UTILITY - W/EXTERNAL EQUIP (LR 35 OR 36)              1    Lot       $  *         $  *

0428      TOW MISSIONS - BASIC GFE BANNER (LEAR 35 OR 36)                  1    Lot       $  *         $  *

0429      TOW MISSIONS SPECIAL - TLX (LEAR 35 OR 36)                       1    Lot       $  *         $  *

0430      EW MISSIONS - GFE/CFE Pods (LEAR 35 OR 36)                       1    Lot       $  *         $  *

0431      SPECIAL EW SYSTEMS MISSIONS - GFE Internal
          Equipment and/or External Pods (Lear 35 or 36)                   1    Lot       $  *         $  *

0432      SPECIAL EW SYSTEMS MISSIONS - LEAR 36 Test Bed/
          EW PLATFORM                                                      1    Lot       $  *         $  *

0433      SPECIAL FERRY OF LEAR 36 to Honolulu, HI from West Coast         1    Lot       $  *         $  *

0434      SPECIAL FERRY OF LEAR 36 to Atsuke, Japan from West Coast        1    Lot       $  *         $  *

PART 1 - THE SCHEDULE





 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                               Page 29 of 80      Page   of 144
                                                                  Amendment 0001
                                                                  Attachment (4)


SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART F - COST REIMBURSABLE   MIDPAC/WESTPAC

  CLIN    Supplies/Services                               Qty   Unit  Est Unit Price   Amount
  ----    -----------------                               ---   ----  --------------   ------
MIDPAC
0435      JET AIC,TRACK, FERRY, UTILITY,TOW MISSIONS,
          BASIC - GFE/CFE, EW Missions (Lear 36)          1      LOT  $  *             $  *

0436      SPECIAL FERRY OF LEAR 36 to Atsuki, Japan
          from Honolulu, HI                               1      LOT  $  *             $  *

WESTPAC

0437      JET AIC,TRACK,FERRY,UTILITY,TOWMISSIONS,
          BASIC - GFE/CFE EW Missions (Lear 36)           1      LOT  $  *             $  *

PART G - REQUIREMENTS

CLIN      Supplies/Services                                      Est. QtyUnit  Unit Price     Amount
----      -----------------                                      ------------  ----------     ------
0438      Special Mission Equipment (SME)/EW Operator            2,000 M/Hrs   $  *           $  *

0439      Special Requirements Pilots, other than flying         800   M/Hrs   $  *           $  *

0440      GFE Equipment Installers/GFE Maintenance Personnel     5,000 M/Hrs   $  *           $  *

PART H - COST REIMBURSABLE ITEMS

CLIN      Supplies/Services                                 Est. QtyUnit  Est Unit Price   Amount
----      -----------------                                 ------------  --------------   ------
0441      Travel/Per Diem                                   1        LOT  $  *             $  *

0442      Material                                          1        LOT  $  *             $  *

0443      Site Activation/deactivation - East/West Coast    1        LOT  $  *             $  *

0444      Site Relocation - East/West Coast                 1        LOT  $  *             $  *

0445      Site Activation - MIDPAC/WESTPAC                  1        LOT  $  *             $  *

0446      Site Relocation - MIDPAC/WESTPAC                  1        LOT  $  *             $  *

0447      ADMINISTRATIVE /TECHNICAL DATA in accordance
          with DD Form 1423, Exhibit A                      1        LOT           NSP

0448      ADDITIONAL SUPPORT AIRCRAFT

0448      EAST COAST                                        1        LOT  $  *             $  *

0448      WEST COAST                                        1        LOT  $  *             $  *




 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                                Page 30 of 80      Page   of 144
                                                                  Amendment 0001
                                                                  Attachment (4)



PART 1 - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART 1 REQUIREMENTS - AIRCRAFT MODIFICATIONS

  CLIN    Supplies/Services                                 Est Qty Unit   Unit Price     Amount
  ----    -----------------                                 ------- ----   ----------     ------
0449      AIRCRAFT MODIFICATIONS (SPECIAL EQUIPMENT)

0449AA    Belly Radome                                      1         Ea     $0.00        $0.00

0449AB    Anti-Collison Light (SB 35/36-33-9)               1         Ea     $0.00        $0.00

0449AC    Wing Hardpoints                                   1         Ea     $0.00        $0.00

0449AD    Ejector Release                                   1         Ea     $0.00        $0.00

0449AE    Invertors                                         1         Ea     $0.00        $0.00

0449AG    Tail Radome                                       1         Ea     $0.00        $0.00

0449AH    AN/APX-72 or APX-100 Provisions including 2 GFE
          Antennas (Jet Aircraft)                           1         Ea     $  *         $  *

0449AJ    AN/APX-72 or APX-100 Provisions including 2 GFE
          Antennas (Lear 30 series aircraft)                1         Ea     $  *         $  *

0449AK    Stormscope                                        1         Ea     $  *         $  *

0449AL    Upgrade Air Conditioning                          1         Ea     $  *         $  *

0449AM    Additional UHF Transceiver (225-400 MHZ) with GFE
          Crypto Capability (Jet Aircraft)                  1         Ea     $  *         $  *

0449AN    Additional UHF Transceiver (225-400 MHZ) with GFE
          Crypto Capability (Lear 30 series aircraft)       1         Ea     $  *         $  *

          TOTAL AMOUNT FOR ALL CLINS                                                      $  *




 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.